Exhibit 99.3
SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is entered into as of December 31, 2007, among SIMS GROUP USA HOLDINGS CORPORATION, a Delaware corporation, formerly known, as Sims Hugo Neu Corporation (the “Company”), SIMS GROUP GLOBAL TRADE CORPORATION, a Delaware limited liability company, successor by merger to Sims Hugo Neu Global Trade LLC (“Global Trade”), HNE RECYCLING LLC, a Delaware limited liability company (“HNE Recycling”), HNW RECYCLING LLC, a Delaware limited liability company (“HNW Recycling”), SIMSMETAL EAST LLC, a Delaware limited liability company, successor to Sims Hugo Neu East.(General Partnership), a New York general partnership (“SHN East”), SIMSMETAL WEST LLC, a Delaware limited liability company, successor to Sims Hugo Neu West (General Partnership), a California general partnership (“SHN West”), SIMS GROUP USA CORPORATION, a Delaware corporation (“Sims USA” and together with the Company, Global Trade, HNE Recycling, HNW Recycling, SHN East and SHN West collectively, the “Borrowers” individually, a “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).
RECITALS
     A. The Borrowers and the Lender are each a party to that certain Credit Agreement dated as of September 12, 2006, as amended by that certain Amendment to Credit Agreement dated as of October 4, 2006 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), pursuant to which and subject to the terms and conditions therein contained, the Lender agreed to make Loans to, and issue Letters of Credit for the account of, the Borrowers.
     B. The Borrowers have requested that the Lender agree to extend the Maturity Date from December 1, 2008 to December 1, 2009, which the Lender has agreed to do, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:
AGREEMENT
     1. Definitions; Interpretation. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Credit Agreement. The rules of construction and interpretation specified in Section 1.02 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.
     2. Amendment to Credit Agreement. Subject to the terms and conditions of this Amendment, the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:
     “Maturity Date” means December 1, 2009; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
     3. Conditions to Effectiveness of Amendment. Notwithstanding anything contained herein to the contrary, this Amendment shall become effective as of December 31, 2007; provided that all of the following conditions are fully and simultaneously satisfied on or before December 31, 2007:
     (a) Delivery of Amendment. Each Borrower and the Lender shall have executed and delivered counterparts of this Amendment to the Lender, sufficient in number for distribution to the Company and the Lender;

     (b) Confirmation of Parent. Sims Group Limited, a corporation registered in the State of Victoria, Commonwealth of Australia (the “Parent”), shall have executed and delivered to the Lender a Consent of Guarantor in the form of Annex 1 hereto (the “Parent Consent”), sufficient in number for distribution to the Company and the Lender;
     (c) Payment of Expenses. Unless waived by the Lender, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Lender (directly to such counsel if requested by the Lender) to the extent invoiced prior to or on the effective date of this Amendment, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Lender);
     (d) Representations True; No Default. The representations of the Borrowers as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment; and
     (e) Other Documents. The Lender shall have received such other documents, instruments, and undertakings as the Lender may reasonably request.
     4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. The Borrowers expressly agree that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made by the Borrower hereunder shall prove to have been incorrect in any material respect when made.
     5. Assumption of Obligations. Without limiting the provisions of Section 7, each Borrower hereby assumes, and agrees to pay, discharge, satisfy and perform, for the benefit of the Lender, all of the debts, liabilities, obligations, covenants and duties of, its predecessor (whether by name change, merger, or otherwise) under the Credit Agreement, the Notes and the other Loan Documents (collectively, the “Predecessor Obligations”), as direct and primary obligations of such Borrower (including any such Predecessor Obligations that may have accrued prior to the date hereof or that are outstanding as of the date hereof), including, without limitation, with respect to the Loans and L/C Obligations, and each Borrower agrees that it shall comply with and be fully bound by the terms of the Credit Agreement, the Notes and the other Loan Documents as if it had been a signatory thereto as of the original date thereof
     6. Additional Covenants of Borrowers. Each Borrower agrees as follows:
     (a) Authorization. The Borrowers shall deliver to the Lender, on or before March 31, 2008, the following, each in form and substance and dated as of a date satisfactory to the Lender and its legal counsel:
     (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Lender may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party; and
     (ii) such evidence as the Lender may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Borrower’s Organization Documents, certificates of good standing and/or qualification to engage in business.

     (b) Opinions of Counsel. The Borrowers shall deliver to the Lender, on or before March 31, 2008, favorable opinions of Baker & McKenzie LLP, counsel to the Loan Parties, addressed to the Lender, as to such matters concerning the Loan Parties, this Amendment, the Parent Consent and the other Loan Documents to which the Loan Parties are a party as the Lender may reasonably request.
     (c) Additional Event of Default. The failure of the Borrowers to deliver to the Lender the certificates, documents and legal opinions described in subsections (a) and (b) above, by March 31, 2008 shall constitute an additional Event of Default under the Credit Agreement.
     7. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement, the Notes and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.
     8. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Lender of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lender to forbear or execute similar amendments under the same or similar circumstances in the future.
     9. Miscellaneous.
     (a) Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     (b) Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SIMS GROUP USA HOLDINGS CORPORATION, formerly known as Sims Hugo Neu Corporation

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

SIMS GROUP GLOBAL TRADE CORPORATION, successor by merger to Sims Hugo Neu Global Trade LLC

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

HNE RECYCLING LLC

By:	/s/ Myles A. Partridge

Name: Title:	Myles A. Partridge Executive Vice President & Chief Financial Officer

HNW RECYCLING LLC

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

SIMSMETAL EAST LLC, successor to Sims Hugo Neu East (General Partnership)

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

SIMSMETAL WEST LLC, successor to Sims Hugo Neu West (General Partnership)

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

SIMS GROUP USA CORPORATION

By:	/s/ Myles A. Partridge

Name:	Myles A. Partridge
Title:	Executive Vice President & Chief Financial Officer

BANK OF AMERICA, N.A.

By:	/s/ Timothy G. Holsapple

Name:	Timothy G. Holsapple
Title:	Senior Vice President

ANNEX I
CONSENT OF GUARANTOR
     This CONSENT OF GUARANTOR (this “Consent”) is entered into as of December 31, 2007, by SIMS GROUP LIMITED, a corporation registered in the State of Victoria, Commonwealth of Australia (the “Guarantor”), to and in favor of BANK OF AMERICA, N.A., a national banking association (the “Lender”).
RECITALS
     A. Sims Group USA Holdings Corporation, a Delaware corporation, formerly known as Sims Hugo Neu Corporation (the “Company”), Sims Group Global Trade Corporation, a Delaware limited liability company, successor by merger to Sims Hugo Neu Global Trade LLC (“Global Trade”), HNE Recycling LLC, a Delaware limited liability company (“HNE Recycling”), HNW Recycling LLC, a Delaware limited liability company (“HNW Recycling”), SimsMetal East LLC, a Delaware limited liability company, successor to Sims Hugo Neu East (General Partnership), a New York general partnership (“SHN East”), SimsMetal West LLC, a Delaware limited liability company, successor to Sims Hugo Neu West (General Partnership), a California general partnership (“SHN West”), Sims Group USA Corporation, a Delaware corporation (“Sims USA” and together with the Company, Global Trade, HNE Recycling, HNW Recycling, SHN East and SHN West collectively, the “Borrowers” individually, a “Borrower”), and the Lender are each a party to that certain Credit Agreement dated as of September 12, 2006, as amended by that certain Amendment to Credit Agreement dated as of October 4, 2006 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined).
     B. In connection with and as a condition to the obligation of the Lender to make its initial Credit Extension under the Credit Agreement, the Guarantor entered into that certain Deed Poll of Continuing Guaranty dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which the Guarantor guaranteed, among other things, the payment and performance of the debts, liabilities, obligations, covenants and duties of, the Borrowers to the Lender arising under the Credit Agreement and the other Loan Documents to which any Borrower is a party.
     C. The Borrowers and the Lender intend to enter into that certain Second Amendment to Credit Agreement dated as of December 31, 2007 (the “Amendment”), pursuant to which, among other things, the Lender will agree to extend the Maturity Date from December 1, 2008 to December 1, 2009.
     D. It is a condition precedent to the effectiveness of the Amendment that the Guarantor enter into this Consent.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Guarantor agrees as follows:
AGREEMENT
     1. Definitions. Capitalized terms not otherwise defined in this Consent shall have the meanings given in the Guaranty, and if not defined therein shall have the meanings given in the Credit Agreement.
     2. Consent. The Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required).
     3. Ratification and Confirmation. The Guarantor hereby ratifies and confirms each of its debts, liabilities, obligations, covenants and duties to the Lender arising under the Guaranty. The Guarantor hereby confirms and agrees that its guarantee of the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) remains in full force and effect.

     4. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender that each of the representations and warranties set forth in Article IV of the Guaranty is true and correct as if made on and as of the date of this Consent.
     5. Governing Law. THIS CONSENT IS GOVERNED BY THE LAW IN FORCE IN NEW SOUTH WALES, AUSTRALIA.
     6. Effectiveness. This Consent shall become effective when the Lender shall have received a copy of this Consent that bears the signatures of the Guarantor. Delivery of an executed signature page of this Consent by telecopy shall be effective as delivery of a manually executed signature page of this Consent.
     7. Consideration. The Guarantor acknowledges that the Lender is acting in reliance on the Guarantor incurring obligations and giving rights under this Consent.
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THIS CONSENT IS EXECUTED AND UNCONDITIONALLY DELIVERED AS A DEED POLL FOR THE BENEFIT OF BANK OF AMERICA, N.A. (INCLUDING ITS PERMITTED SUCCESSORS AND ASSIGNS) AND IS GOVERNED BY THE LAWS OF THE STATE OF NEW SOUTH WALES.

EXECUTED by SIMS GROUP	)
LIMITED in accordance with section	)
127(1) of the Corporations Act 2001)
(Cwlth) by authority of its directors:	)
)
	)	Signature of director/company secretary*
Signature of director	)	*delete which is not applicable
)
)
)
	)	Name of director/company secretary*
Signature of director (block letters)		(block letters)
*delete whichever is not applicable